                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2000

                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

           DELAWARE                                     77-0360183
(State or other jurisdiction of                      (I.R.S. Employer
      of incorporation)                             Identification No.)

                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 8, 2000, Molecular Devices Corporation and LJL BioSystems, Inc. today announced the signing of a definitive merger agreement. Under the terms of the agreement, each share of LJL BioSystems common stock would convert into 0.30 of a share of common stock of Molecular Devices. Further details regarding this announcement are contained in the company's news release dated June 8, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Exhibits:

         99.19 LJL BioSystems, Inc. News Release dated June 8, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LJL BIOSYSTEMS, INC.

Date: June 8, 2000                        By: /s/  Lev J. Leytes
                                             ------------------------
                                               Lev J. Leytes
                                               President and CEO



                                      -3-